UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                           --------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                        Pursuant to Section 13 or 15 (d)
                     of the Securities Exchange Act of 1934


                           --------------------------


                                  May 31, 2005
                        (Date of Earliest Event Reported)


                         United Systems Technology, Inc.
             (Exact name of registrant as specified in its charter)



             Iowa                    0-9574              42-110279
(State or other jurisdiction       (Commission        (I.R.S. Employer
      of incorporation)            file number)    Identification Number)



                           1850 Crown Road, Suite 1109
                               Dallas, Texas 75234
                    (Address of principal executive offices)



                                 (972) 402-8600
              (Registrant's telephone number, including area code)

Item 8.01.  Other

     On May 31, 2005, United Systems Technology, Inc. issued a press release to announce its long-term plan for corporate governance and company operations. The press release is attached as Exhibit 99.1 to this Form 8-K, which is incorporated herein by reference.



Item 9.01.  Financial Statements and Exhibits.

         (c)      Exhibits

99.1     Press Release dated May 31, 2005



     This Report and the Exhibit are furnished to and not filed with the Commission.





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



                                   Signatures


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                         United Systems Technology, Inc.


Date: May 31, 2005      By: /s/ Randall L. McGee
                            --------------------
                           Randall L. McGee, Secretary
                           and Treasurer (Principal Financial
                           and Accounting Officer)





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


                                  Exhibit 99.1


                                                          PRESS RELEASE

For Immediate Release May 31, 2005

Contact    Mr. Randy McGee
           Vice President - Finance

           (972) 402-8600

UNITED SYSTEMS TECHNOLOGY, INC. ANNOUNCES BOARD OF DIRECTORS' LONG-TERM PLAN FOR CORPORATE GOVERNANCE AND COMPANY OPERATIONS

     Dallas, TX: United Systems Technology, Inc. (OTC - USTI) announced today that its Board of Directors has unanimously approved the continuation of the Company's proposed going private transaction and, in connection therewith, determined it to be in the best interests of the Company and its shareholders to state the Board of Directors' long-term plan for corporate governance and Company operations once the Company ceases to be a public reporting company, assuming that the going private transaction is approved by the Company's shareholders.

     First, the Company plans to continue the role of its independent directors. The Company's two independent directors will continue to constitute 50% of the Board of Directors, 100% of the Company's Audit Committee (which hires, oversees, and determines the compensation of the independent auditors), and 100% of the Company's Compensation/Stock Option Committee (which recommends the annual compensation package for the Company's Chief Executive Officer and Chief Financial Officer to the Board of Directors). Furthermore, the Board of
Directors plans no material change in the current method of calculation of aggregate annual compensation of the Chief Executive Officer and Chief Financial Officer.

     Second, the Company plans to continue to engage a highly reputable independent accounting firm to perform annual audits of the Company's financial statements and to distribute to the Company's shareholders an annual report containing such audited financials statements.

     Third, the Company plans to continue operations in the same lines of business, with the same levels of overhead, and with the same operational methods, which have proved successful and profitable in the past.

     The Board of Directors believes that the above actions are consistent with the Company's history of maintaining positive shareholder relations, and are important elements of the Board of Directors' long-term plan for Company operations and its long-term plan to maximize shareholder value. The Board of Directors also continues to believe that the proposed going private transaction is in the best interest of the Company and its shareholders, and is consistent with the Board of Directors' long-term plan to maximize shareholder value. As discussed in the Company's preliminary proxy statement filed with the United States Securities and Exchange Commission on March 7, 2005, the Company is expected to accrue significant benefits, including substantial cost savings and management time savings, as a result of no longer being a public reporting company.



         Forward-looking Statements:



     This Press Release contains forward-looking statements, other than historical facts, which reflect the view of Company's management with respect to future events. Such forward-looking statements are based on assumptions made by and information currently available to the Company's management. Although management believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to have been correct. Important factors that could cause actual results to differ materially from such expectations include, without limitation, the ability of the Company (i) to generate levels of revenue and adequate cash flows from its operations to support and maintain its current cost structure, and (ii) to develop and deliver products that are competitive, accepted by its markets and are not rendered obsolete by changing technology. The forward-looking statements contained herein reflect the current views of the Company's management with respect to future events and are subject to these factors and other risks, uncertainties and assumptions relating to the operations, results of operations and financial position of the Company. The Company assumes no obligation to update the forward-looking statements or to update the reasons actual results could differ from those contemplated by such forward-looking statements.


         About the Company:

     USTI develops, markets and supports application software for select vertical markets in both the for profit and not for profit sectors. The software applications operate in IBM midrange, network and single user PC platforms. USTI and its subsidiaries have over 2,100 installations in the United States and Canada.